UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

AFFYMAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33213	77-0579396
(Commission File Number)	(IRS Employer Identification No.)

4001 Miranda Avenue
Palo Alto, CA 94304
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 812-8700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2007, the Board of Directors approved an amendment and restatement of the Bylaws (the “Bylaws”) of Affymax, Inc. (the “Company”).   Article VII, Sections 34 and 36 of the Bylaws have been amended to allow specifically for the issuance of uncertificated shares in book entry form.

The foregoing summary of the changes is qualified in its entirety by the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.5 and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits:

Exhibit No.	Description

3.5	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMAX, INC.

Dated: September 10, 2007
	By:	/s/ Grace U. Shin
Grace U. Shin
Vice President of Legal Affairs and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.5	Amended and Restated Bylaws.